Miller Convertible Bond Fund
Summary Prospectus

March 2, 2026

Class A Shares: MCFAX
Class C Shares: MCFCX
Class I Shares: MCIFX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated March 2, 2026, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.themillerfamilyoffunds.com/funddocuments. You can also obtain these documents at no cost by completing a document request form on our website, www.MillerFamilyOfFunds.com or by calling 1-877-441-4434 or by sending an email request to ordermiller@ultimusfundsolutions.com, or ask any financial adviser, bank or broker-dealer that offers shares of the Fund.

Investment Objective

The Fund’s primary investment objective is to maximize total return comprising current income and capital appreciation, consistent with preservation of capital. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and under the heading “How to Purchase Shares” on page 40 of this Prospectus. In addition, descriptions of the sales load waivers and/or discounts for Class A shares with respect to certain financial intermediaries are reproduced in “Appendix A: Intermediary-Specific Sales Charge Waivers and Discounts” to the Prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None(1)	1.00%(2)	None
Maximum Sales Charge (Load) on Reinvested Dividends and Other Distributions	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.50%	1.00%	0.00%
Other Expenses	0.28%	0.28%	0.28%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.54%	2.04%	1.04%
(1)	There is a 1.00% contingent deferred sales charge (“CDSC”) for investments of $250,000 or more (see “How to Purchase Shares” below) on Class A shares sold within the first 18 months of purchase, unless you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC (see “Waiver of Contingent Deferred Sales Charges” below).
(2)	If you redeem Class C shares within 12 months after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of the Fund’s dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.
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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$526	$843	$1,183	$2,141
Class C	$307	$640	$1,098	$2,369
Class I	$106	$331	$574	$1,271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 114% of the average value of its portfolio.

Principal Investment Strategies

Wellesley Asset Management, Inc. (“Wellesley” or the “Advisor”), the Fund’s advisor, seeks to maximize the Fund’s total return comprising current income and capital appreciation and preserve principal by investing in convertible bonds. Convertible bonds often provide interest income, as well as capital appreciation if the value of converting to the underlying equity increases over time. Wellesley also seeks to minimize volatility and preserve capital using various strategies, such as investing in convertible bonds that have “put” provisions, relatively short maturities, and/or a guarantee of principal by the issuer. Generally, the convertible bonds in the portfolio will have remaining maturities or put provisions of less than seven years.

Under normal conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in convertible bonds (the “80% Policy”). The Fund’s 80% Policy is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders. The Fund defines convertible bonds as including synthetic convertible bonds and other securities that Wellesley identifies as having characteristics similar to convertible bonds, including any combination of bonds, options, index-linked securities, debt and equity instruments that Wellesley believes have convertible bond-like characteristics.

The Fund primarily invests in convertible bonds of companies that are domiciled in, or have their principal place of business or principal securities trading market in, or that derive at least 50% of their revenue or profits from goods produced, sales made or services performed in, the United States (“U.S. companies”). The Fund invests in convertible bonds issued by companies in a variety of sectors.

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Convertible bonds are generally obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security. Convertible bonds generally offer both defensive characteristics (i.e., provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises). The Fund is not restricted with respect to the credit quality of its holdings and invests in some convertible bonds that are rated less than investment grade or determined to be of comparable credit quality by Wellesley. Synthetic convertible bonds are financial instruments created by combining two or more separate securities that, in total, have returns that are similar to a convertible bond. Synthetic convertible bonds are created by third parties, which typically are investment banks and brokerage firms. They may include structured equity linked products (“SELPs”) and index-linked and equity-linked convertible structured notes. There is no limit on the portion of the Fund’s portfolio that will be allocated among convertible bonds and synthetic convertibles. The Fund from time to time invests in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

Wellesley will purchase a convertible bond when it believes there is a high probability that the principal amount of the fixed-income component of the investment will be repaid upon put or maturity and the conversion component offers potential upside. Wellesley attempts to identify convertible bonds that are trading at attractive valuations relative to Wellesley’s evaluation of the issuer’s creditworthiness. Wellesley’s investment process includes the use of both quantitative and fundamental research on each issuer to analyze credit quality and the specific terms of each offering. In general, Wellesley sells securities when an issuer’s credit quality deteriorates, the conversion feature of a security is no longer a likely source of capital appreciation, to increase diversification, or when Wellesley believes more attractive investments are available.

In addition to convertible bonds, the Fund may invest in other types of securities and instruments including equity and other exchange-traded securities, bonds, short-term debt securities, and money market instruments. Some debt bonds, such as zero-coupon bonds, do not pay current interest but are sold at a discount from their face values.

Principal Investment Risks

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks. The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments. The other principal risks of investing in the Fund are:

●	Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield investments.
●	Active Management Risk: Wellesley’s objective judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Fund’s investment strategy will produce the desired results.
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●	Bond Risk: The Fund invests in debt obligations of U.S. companies and the U.S. government. Such U.S. government securities include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, or by various agencies and instrumentalities established or sponsored by the U.S. government. The Fund may also invest in debt securities issued by state and local municipalities. Debt securities may pay fixed, variable, inflation indexed, or other rates of return, including zero-coupon and original issue discount bonds. The Fund may invest in debt securities of any quality, including debt securities that are below investment grade (commonly called “high yield” or “junk” bonds).
●	Cybersecurity Risk: Failures or breaches of the electronic systems of the Fund, the Advisor and other service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.
●	Corporate Bond Risk: Corporate bonds generally have higher interest rates than other fixed income instruments, like certificates of deposit and U.S. Treasury securities, and also bear greater risk, as they are backed only by the issuer, and therefore, investments in corporate bonds are subject to issuer risk. Additionally, credit risk is created when the debt issuer fails to pay interest and principal in a timely manner, or negative perceptions of the issuer’s ability to make such payments may cause the price of that debt to decline.
●	Derivatives Risk: The derivative instruments in which the Fund may invest either directly or through an underlying fund, may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.
●	Equity Securities Risk: The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time.
●	Fixed Income Risk: Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
●	Interest Rate Risk: The market value of debt securities tends to decline as interest rates increase and tends to increase as interest rates decline. An issuer of a debt security may not be able to make principal and interest payments on the security as they become due. Debt securities may also be subject to prepayment or redemption risk, which tends to increase when the coupon or interest payment is greater than prevailing interest rates.
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●	Portfolio Turnover Risk: Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.
●	Private Placement and Illiquid Securities Risk: Certain securities are privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act. If any Rule 144A security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.
●	Recent Market Events Risk: The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, tariffs and trade wars, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S., and global economies and markets, generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
●	Sector Risk: The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the entire sector. This may cause the Fund’s net asset value (“NAV”) to fluctuate more than that of a fund that does not focus in a particular sector.
●	Biotech and Pharma Risk: Companies in the biotech and pharmaceuticals industry may be highly volatile and affected by industry competition, dependency on a limited number of products, obsolescence of products, government approvals and regulations, loss or impairment of intellectual property rights and litigation regarding product liability.
●	Technology Risk: Technology companies, may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.
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●	Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small-and mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of small- and mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies.
●	Synthetic Convertible Bond Risk: Synthetic convertible bonds are derivative debt securities and are subject to the creditworthiness of the counterparty of the synthetic security. The value of a synthetic convertible bond may decline substantially if the counterparty’s creditworthiness deteriorates. The value of a synthetic convertible bond may also respond differently to market fluctuations than a convertible bond because a synthetic convertible is composed of two or more separate securities, each with its own market value.
●	Tax Risk: The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to RICs if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service.
●	Temporary Investments Risk: While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited and the Fund may not meet its investment objective. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund and indirectly, its shareholders bear a pro-rata portion of such money market funds’ advisory fees and operational fees in addition to those of the Fund.
●	U.S. Dollar-Denominated Foreign Bonds: Investments in U.S. dollar-denominated bonds that are issued by non-U.S. companies may be subject to some of the risks associated with investing in foreign securities. For example, values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.
●	Volatility Risk: The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
●	Zero-Coupon Bond Risk: These securities pay no interest during the life of the security, and are issued by a wide variety of governmental and corporate issuers. They often are sold at a deep discount. Zero-coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero-coupon bonds are widely traded by brokers and dealers, and generally are considered liquid. Holders of zero-coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, the Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.
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An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. You will find a more complete discussion of risk on page 28 of this Prospectus.

Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares during the past ten calendar years. The performance table compares the performance of the Fund’s Class I shares over time to the performance of a broad-based market index: the Bloomberg U.S. Aggregate Bond Index and a supplemental index: the ICE BofA All Convertibles Exclude Mandatory All Qualities Index. The Fund offers multiple share classes, which are subject to different fees and expenses that will affect their performance. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class A and Class C shares have similar returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares are different from Class I shares because Class A and Class C shares have different expenses than Class I shares. Updated performance information is available at no cost by visiting www.MillerFamilyOfFunds.com or by calling 1-781-416-4000.

Class I Shares Annual Total Return for the Years Ended December 31

During the period shown in the bar chart, the highest return for a quarter was 15.46% during the quarter ended June 30, 2020, and the lowest return for a quarter was (10.72)% during the quarter ended March 31, 2020.

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Performance Table

Average Annual Total Returns

(For periods ended December 31, 2025)

Class I Shares	One Year	Five Years	Ten Years
Return before taxes	6.34%	2.17%	5.31%
Return after taxes on distributions	4.54%	0.31%	3.53%
Return after taxes on distributions and sale of Fund shares	3.71%	0.86%	3.37%
Class A Shares
Return before taxes	1.84%	0.49%	4.18%
Class C Shares
Return before taxes	5.24%	1.16%	4.27%
ICE BofA All Convertibles Exclude Mandatory All Qualities Index(1)	18.66%	4.67%	11.81%
Bloomberg U.S. Aggregate Bond Index(2)	7.30%	(0.36)%	2.01%
(1)	ICE BofA All Convertibles Exclude Mandatory All Qualities Index tracks the performance of convertible securities in the United States that are not mandatory convertibles. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, the Index does not reflect any fees or expenses. An investor cannot invest directly in an index or benchmark.
(2)	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities. Unlike the Fund’s returns, an index does not reflect any fees or expenses. An investor cannot invest directly in an index or benchmark.

After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares and will vary for other classes of the Fund’s shares.

Investment Advisor

Wellesley Asset Management, Inc.

Portfolio Managers

Michael Miller, Chief Executive Officer of Wellesley; Greg Miller, Founder of Wellesley; David Clott, CFA, Chief Investment Officer of Wellesley; and James Buckham, CFA, Senior Portfolio Manager of Wellesley, share responsibility for the day-to-day management of the Fund. Greg Miller, except for a brief period in 2024, has served as portfolio manager since the Fund’s inception in 2007. Michael Miller has served as a portfolio manager since January 2009. David Clott and Jim Buckham have served as portfolio managers since January 2024.

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Purchase and Sale of Fund Shares

The minimum initial investment to open an account in Class A and Class C shares is $2,500 for regular accounts and $500 for retirement accounts. The minimum initial investment for Class I shares is $1 million for all account types. The minimum subsequent investment for all classes is $100 for all account types. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Purchases and redemptions may be made by mailing an application or redemption request to Miller Convertible Bond Fund c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246, by calling 1-877-441-4434 or by visiting www.MillerFamilyOfFunds.com.

Tax Information

Dividends and capital gain distributions from the Fund, whether reinvested in additional Fund shares or received in cash, are taxable as either ordinary income or capital gains for federal income tax purposes unless you are tax-exempt or investing through a tax-deferred account such as an IRA or 401(k) plan, in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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